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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                September 4, 2001
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                Date of Report (Date of Earliest Event Reported)



                           Exodus Communications, Inc.
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             (Exact name of Registrant as specified in its charter)



           Delaware               000-23795                   77-0403076
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(State of Incorporation)    (Commission file number)       (I.R.S. Employer
                                                          Identification No.)



                         2831 Mission College Boulevard
                          Santa Clara, California 95054
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          (Address of principal executive offices, including zip code)


                                 (408) 346-2200
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              (Registrant's telephone number, including area code)




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ITEM 5:  OTHER EVENTS.

         On September 4, 2001 registrant announced the appointment of L. William Krause as Chairman of the board of directors and Chief Executive Officer of the Company, effective immediately. Registrant also announced that Ellen Hancock resigned from her positions as a member of the board of directors, chairman and chief executive officer. Concurrent with Ms. Hancock's resignation, registrant also reduced the size of its board of directors from seven members to six.

         Mr. Krause has served as a member of registrant's board of directors since June 2000. He is president of LWK Ventures, a private investment company, and has served in senior executive positions with Storm Technology, Inc., 3Com Corporation and Hewlett-Packard Company. Mr. Krause serves on the boards of directors of Packeteer, Inc., Pinnacle Systems, Inc. and Sybase, Inc.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date: September 5, 2001

                                    EXODUS COMMUNICATIONS, INC.


                                    By:  /s/ ADAM W. WEGNER
                                       ------------------------------------
                                       Adam W. Wegner, Executive Vice President,
                                       Legal and Corporate Affairs,
                                       General Counsel and Secretary